Exhibit 10.30


                                LEASE AGREEMENT

     This lease is entered into as of the 21st day of March 1997 by and between Third & Colorado 19, L.L.C., a Texas limited liability company, as "Landlord", and Schlotzsky's, Inc., a Texas corporation, as Tenant.

                                   ARTICLE I
                             BASIC LEASE PROVISIONS
                             ----------------------

     Section 1.1 Definitions. The following terms are used throughout this Lease with the meanings specified in this Section 1.1.
                                          -----------

     The term "Landlord" shall mean Third & Colorado 19, L.L.C., a Texas limited
              ----------
     liability company whose address is 200 West Fourth Street, Austin, Texas 78701.

     The term "Tenant" shall mean Schlotzsky's, Inc., a Texas corporation, whose
              --------
     address is 200 West Fourth Street, Austin, Texas 78701.

     The "Project" consists of the property located in Travis County, Texas,
         ---------
     more fully described by metes and bounds on Exhibit A attached hereto and incorporated herein by this reference for all purposes. The Project consists of the "Nalle Building" and "Zilker Building", as shown on Exhibit
                     ----------------     -----------------
     B, as well as certain parking and other areas as more fully depicted thereon. The Zilker Building consists of 14,500 square feet.

     The "Demised Premises" consist of the "Nalle Building" (including the roof,
         ------------------
     basement, ground and second floor levels), and such additional areas as may be enclosed and made a part of such Nalle Building by the Tenant in connection with the Initial Build-Out (hereinafter defined) (the "Building"). The "Office Space" includes the entire area within the
     ----------        --------------
     outside surfaces of the exterior sides of the perimeter walls of the ground and second floors of the Building presently consisting of approximately 29,410 square feet, and the "Storage Space" is the basement area of the
                                 ---------------
     Building consisting of approximately 11,948 square feet, in both cases as such actual areas may change in connection with the Initial Build-Out.

     Tenant's "Pro Rata Share" is a fraction, the numerator of which is the
              ----------------
     total number of square feet in the Office Space, and the denominator is the total number of square feet in the Project. Tenant's current "Pro Rata
                                                                   ---------
     Share" is (29410/(29410 + 14500), or 66.98%.  Tenant's "Pro Rata Share" is
     ------                                                 ----------------
     subject to adjustment, however, in accordance with the provisions of

     Section 9.5 hereof should the actual area in the Demised Premises after
     -----------
     completion of the Initial Build-Out vary from that specified hereinabove.

     The "Lease Term" commences on the date both parties have executed this
         ------------
     lease (the "Commencement Date") and continues for ten (10) years and -0-
                -------------------
     months after the "Rent Commencement Date", as defined below.

     The term "Permitted Use" means only for the purpose of general office use
              ---------------
     in the Office Space and storing convention/trade show materials, food, paper records and similar materials in the Storage Space, provided such uses comply with all laws, ordinances and statutes.

     The "Rent Commencement Date" is the earlier of the following:  (i) the date
         ------------------------
     Tenant opens for business in the Demised Premises; and (ii) the date of Substantial Completion (hereinafter defined) of the Initial Build Out.

     The term "Lease Year" shall mean the 12 month period of time commencing on
              ------------
     the Rent Commencement Date, and the 12 month period of time commencing on each annual anniversary thereof.

     The annual "Base Rent" under this Lease is equal to the sum of (x) $12.95
                -----------
     per square foot in the Office Space plus (y) the applicable Storage Space Base Rent, and is payable in monthly installments as provided in Article IV
                                                                      ----------
     below.  The "Applicable Storage Space Base Rent" is $0.00 per  square foot
                 ------------------------------------
     of Storage Space for Lease Years 1 through 3, inclusive, $1.25 per square foot of Storage Space for Lease Years 4 through 6, inclusive, and $2.50 per square foot of Storage Space for Lease Years 7 through 10, inclusive. The "Base Rent" is subject to adjustment, however, in accordance with the
     -----------
     provisions of Section 9.4 hereof should the actual area in the Demised
                   -----------
     Premises after completion of the Initial Build-Out vary from that specified hereinabove.

     "Rent" shall mean and include all Base Rent, all parking space rentals
     ------
     payable under Section 6.2, all of the Roof Maintenance costs, all of the
                   -----------
     Tenant's Pro Rata Share of Other Maintenance, Taxes and Insurance Premiums and other amounts under Article XVIII, all late charges under Section 18.7
                                                                   ------------
     and all other amounts payable hereunder by Tenant to Landlord.

     The term "Business Day"  shall mean all weekdays other than Memorial Day,
              --------------
     Independence Day, Labor Day, Thanksgiving Day, Christmas Day and New Year's Day.

     The term "Insurance Premiums" is defined in Section 18.4 below.
              --------------------

     The terms "Roof Maintenance" and "Other Maintenance" are defined in Section
               ------------------     -------------------                -------
     8.1 below.
     ---

     The term "Substantial Completion" means that the relevant portion of the
              ------------------------

     Initial Build-Out is substantially complete in substantial accordance with the Final Plans (hereinafter defined), lacking only minor, "punch list" type of items and warranty work (if any), and a final certificate of occupancy has been issued by the City of Austin, without any requirements for reinspection.

     The "Tenant Improvement Allowance" is a sum of $997,020.00 to be provided
         ------------------------------
     by the Landlord to the Tenant in connection with the Initial Build-Out.


                                   ARTICLE II
                                      TERM
                                      ----

     Section 2.1 Term. In consideration of the obligation of Tenant to pay the Base Rent, Roof Maintenance and its Pro Rata Share of Taxes, Insurance Premiums and Other Maintenance, and its portion of the cost of the Initial Build-Out as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Demised Premises. TO HAVE AND TO HOLD said Demised Premises for the Lease Term, all upon the terms and conditions set forth in this lease. Landlord further agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this lease, at all times during the continuance of this lease have peaceful and quiet possession of the Demised Premises. Landlord and Tenant each acknowledge that Landlord holds the leasehold estate in this property pursuant to a Lease Agreement dated September 24, 1991 by and between John C. Wooley and George S. Nalle, Jr. and Anne Byrd Nalle, as assigned to Landlord pursuant to a series of assignments of lease (the "Nalle Lease").
                                                              -------------
Notwithstanding any other provision hereof to the contrary, this lease and the rights and obligations of Landlord and Tenant hereunder shall be subordinate and subject to the terms of the Nalle Lease.


                                  ARTICLE III
                             ACCEPTANCE OF PREMISES
                             ----------------------

     Section 3.1 Acceptance of Shell Improvements. (a) When the Landlord considers the Shell Improvements (hereinafter defined) to be Substantially Complete, it shall notify Tenant of same. Within three (3) Business Days of receipt of Landlord's notice Tenant, along with Landlord, shall make an inspection to verify that the Shell Improvements are Substantially Complete. If Tenant's inspection discloses any item which is not in substantial accordance with the Final Plans for the Shell Improvements, Landlord shall correct such items before the Shell Improvements are accepted by Tenant as Substantially Complete.

     (b) Once the Tenant has accepted the Shell Improvements as Substantially Complete, Tenant will promptly commence construction of the remainder of the Initial Build-Out in accordance with Article IX of this Lease.

     Section 3.2 Occupancy by Tenant. By occupying the Demised Premises for purposes other than completion of the Initial Build-Out, Tenant shall be deemed to have accepted the same and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder, subject only to minor "punch list" type of items and Landlord's limited warranty with respect to the Shell Improvements.

     Section 3.3 Suitability of Demised Premises. The Landlord shall correct any matter properly shown on Tenant's "punch list" for the Shell Improvements, and agrees to use its good faith best efforts to promptly correct any matter shown on the "punch list". Further, Landlord agrees that if Tenant discovers any defects in the Shell Improvements during the first Lease Year and provides written notice to Landlord which is actually received by the Landlord within said first Lease Year, then Landlord will correct any such defect to the extent covered by Landlord's contractor's warranty. Landlord will correct any material defect not covered by its contractor's warranty to the extent reasonably practical under the circumstances. Landlord will use its good faith best efforts to complete such corrections as soon as reasonably possible.

     Section 3.4 Central Business District. (a) The Landlord and Tenant agree that Tenant shall provide security for Tenant, its employees, agents, contractors, invitees or any others claiming by, through or under Tenant while they are in the Project. Landlord shall not have any obligations with respect to such security.

     (b) Tenant has engaged a consultant to perform a study of the Tenant's security needs in and around the Project. Tenant agrees to comply with the reasonable recommendations of such consultant. Landlord agrees that compliance with such recommendations shall satisfy Tenant's obligations under Section 3.4(a) as of the date hereof.


                                   ARTICLE IV
                                     RENTAL
                                     ------

     Section 4.1  Base Rent.    (a)  Tenant shall pay the Base Rent to Landlord
during the term of the lease in monthly installments equal to 1/12 of the annual amount, less amounts actually paid by Tenant under Section 4.1(b) below, due on or before the Rent Commencement Date and continuing regularly and monthly on the 1st day of each calendar month thereafter during the Lease Term. In addition, Tenant shall pay the Roof Maintenance and its Pro Rata Share of the Other Maintenance, Taxes, Insurance Premiums and those costs set forth in Article
                                                                    -------
XVIII below in accordance with the provisions of said Article XVIII, and its Pro
- -----                                                 -------------
Rata Share of any other payments due under this lease, which payments shall be payable on the same days as, but in addition to, the installments of Base Rent.

     (b)  Commencing on June 1, 1997 (the "Pre-Occupancy Rent Commencement
                                          --------------------------------
Date"), the Tenant shall pay to the lessor under the Nalle Lease on or before the date due all payments of rent, taxes and insurance which are the obligation of the lessee under the Nalle Lease. Contemporaneous with its tender of such payments to the lessor under the Nalle Lease, Tenant will deliver to Landlord written evidence of such payment reasonably satisfactory to the

Landlord. Landlord covenants and agrees to notify Tenant of any changes in the amounts payable under the Nalle Lease promptly upon Landlord becoming aware thereof. Currently, the following amounts are due and payable under the Nalle Lease on or before the first day of each calendar month: $8,242.45 per month base rent and $1,171.15 per month for taxes and insurance.

     (c) Notwithstanding the provisions of 4.1(a) above, Tenant shall pay $12,000.00 per month ("Pre-Occupancy Rent") to Landlord, less actual amounts
                     ---------------------
paid by Tenant under Section 4.1(b) above, commencing on the Pre-Occupancy Rent
                     --------------
Commencement Date and continuing regularly and monthly on the first day of each calendar month thereafter until the Rent Commencement Date. In addition, Tenant shall pay the Roof Maintenance costs and its Pro Rata Share of the Other Maintenance, Taxes, Insurance Premiums and those costs set forth in Article XVIII below in accordance with the provisions of said Article XVIII, and its Pro Rata Share of all other payments due under this Lease, which payments shall be payable on the same days as, but in addition to the installments of Pre-Occupancy Rent.


                                   ARTICLE V
                               RECORD AND REPORTS
                               ------------------
                            [INTENTIONALLY DELETED]


                                   ARTICLE VI
                                    PARKING
                                    -------

     Section 6.1 Parking Rules and Regulations. Landlord may from time to time prescribe rules and regulations concerning parking areas within the Project or in reasonable proximity thereto in which automobiles owned by Tenant, its employees and visitors shall be parked; provided, however that in no event may such rules and regulations impair any of Tenant's rights hereunder. Tenant, its employees and visitors shall be required to adhere to such rules and regulations. In this regard, Tenant shall furnish to Landlord upon request a complete list of license numbers of all automobiles operated by Tenants employees and Tenant agrees that if any automobile or other vehicle owned by Tenant or any of its employees, subtenants, licensees or concessionaires, shall at any time be parked in any part of the Project not designated for Tenant parking, Tenant shall pay to Landlord upon demand an amount equal to the daily rate or charge for such parking as established by Landlord from time to time for each day, or part thereof, such automobile or other vehicle is so parked.
Tenant will not load or unload any trucks or buses or permit any trucks or buses serving the Demised Premises, whether owned by Tenant or not, to be loaded or unloaded in the Project, except in the areas specifically designated for such use by Landlord, as shown on Exhibit "E" attached hereto and made a part hereof.
                             -----------

     Section 6.2 Parking Spaces. (a) Landlord shall rent 50 parking spaces to Tenant (the "Parking Spaces") for the term of this lease at the following
            ----------------
monthly rentals per space, per month, payable on the same days as Base Rent. If Tenant so elects by writing delivered to the Landlord from time to time, up to Five of the Parking Spaces will be reserved at all times (the "Reserved Spaces"), and will be at a market monthly
                            ---------------
rental rate. The remaining Parking Spaces (the "Remaining Spaces") will be at a
                                                ----------------
monthly rental of $60.00 per space per month for Lease Years 1 through 3, inclusive, $75.00 per space per month for Lease Years 4 through 6, inclusive, and then market rate per space per month for Lease Years 7 through 10, inclusive. The Parking Spaces shall be located on Block 19 of the Original City of Austin, Texas, in the locations described in Exhibit D, subject, however, to
                                                ---------
change in the event the alleys in the Block are reconfigured.

      (b) The Parking Spaces will be covered and lighted. The covering and lighting shall be attractive, and architecturally compatible with the Demised Premises after the Initial Build-Out. Landlord will pay the initial cost of construction thereof (up to the allowances therefor set forth in the Budget (hereinafter defined)) as part of the Initial Build-Out, and Tenant will bear the cost of maintenance and electricity for the cover and the lighting.
Landlord and Tenant recognize that the construction of the cover and lighting may be delayed somewhat beyond the completion of the remainder of the Initial Build-Out in order to determine whether any of the alleyways in Block 19 will be reconfigured. Any such delay in the completion of the covering and lighting for the Parking Spaces shall not be a default by Landlord hereunder and shall not be considered in determining whether Substantial Completion of the Shell Improvements or Initial Build-Out has occurred; provided, however, that the monthly rentals per space will be reduced by $20.00 per month (prorated as necessary) for periods of time after the Rent Commencement Date where the cover and lighting are not complete.

      (c) The rentals hereunder reserve the Remaining Parking Spaces for daytime use, only, on Business Days. Landlord may relet any unoccupied Remaining Parking Spaces for the evening, only, at any time after 6pm and at any time on days other than Business Days. Tenant may use any or all of the Remaining Parking Spaces (to the extent they are available) after 6 p.m. on Business Days and on all days which are not Business Days without charge on an unreserved, "first come-first serve" basis. Any vehicles properly remaining in a Remaining Parking Space after 6pm or on days which are not Business Days may remain there without payment of additional parking fees until the vehicle is removed by its owner.

      (d) As with the Building, Tenant will be responsible for the security of the person and property of those properly using the Parking Spaces by, through or under the Tenant, and agrees to indemnify, save, defend and hold the Landlord harmless from and against any claims for injury to or death of any one or more of such persons and/or damage to any of their property arising out of or attributable to any criminal activity in or about the Parking Spaces or any other portion of the Project, except those claims due to the gross negligence or willful misconduct of Landlord. The foregoing indemnity extends to Landlord's reasonable attorney's fees and expenses as a result thereof. Tenant understands and agrees that it cannot and will not rely on any parking lot attendant or other person or company retained by the Landlord (directly or indirectly) with respect to security of the Parking Spaces.

     (e)  The Landlord shall be responsible for keeping the Parking Spaces clean,
maintained, repaired, etc., as and to the extent provided in Article VIII.
                                                             ------------


                                  ARTICLE VII
                                      USE
                                      ---

Section 7.1 Permitted Use. (a) The Demised Premises may be used only for the purpose or purposes specified in Section 1.1, and for no other purpose. Except
                                 -----------
for construction activities during prosecution of the Initial Build-Out and as expressly set forth in Section 7.1(b) below, Tenant shall not at any time leave
                       --------
the Demised Premises vacant, but shall in good faith continuously throughout the term of this lease conduct and carry on in the entire Demised Premises the type of business for which the Demised Premises are leased.

      (b) Tenant may leave the Demised Premises vacant ("go dark") upon compliance with the provisions of this Section 7.1(b). If Tenant wishes to go dark, it must first give the Landlord written notice of its intention to do so, which notice must be accompanied by evidence reasonably satisfactory to the Landlord that the insurance required hereunder will continue to be available on and with respect to the Building after the Tenant goes dark, and what the cost of such insurance will be. Landlord will approve or disapprove of the terms and conditions of the proposed insurance coverage, and the carrier issuing same, within 10 Business Days of receipt of Tenant's notice of intent to go dark. If Landlord determines in its good faith discretion that the terms and conditions of the proposed insurance coverage, and the carrier issuing same are satisfactory to it, then it will notify the Tenant in writing that it may go dark, subject to the conditions (if any) associated with the proposed insurance coverage. Tenant may not go dark without such affirmative consent. Further, if some minimal occupancy must be maintained in order to obtain or maintain satisfactory insurance, then Tenant must maintain (either directly or through a subtenant) such occupancy.

     Section 7.2 Stored Materials. Tenant shall not, without Landlord's prior written consent, keep anything within the Demised Premises or use the Demised Premises for any purpose (except the purpose or purposes specified in Section
                                                                      -------
1.1 above) which increases the insurance premium cost or invalidates any
- ---
insurance policy carried on the Demised Premises or other parts of the Project. All property kept, stored or maintained within the Demised Premises by Tenant shall be at Tenant's sole risk. Should the purpose or purposes specified in
Section 1.1 above increase what Landlord would normally be paying for insurance,
- -----------
then Tenant agrees to pay all such increases. Landlord represents to Tenant that its office and storage use (if limited to convention/trade show materials, office supplies, and business and legal files, only) will not increase the premiums for or invalidate any of Landlord's insurance policies within the meaning of this Section 7.2.
                -----------

     Section 7.3 No Disturbing Use. Tenant shall not permit any objectionable or unpleasant odors to emanate from the Demised Premises; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building; nor place any antenna, awning or other projection on the exterior of the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Project or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Project.

     Section 7.4 Care of Demised Premises. Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall keep the Demised Premises and sidewalks, service-ways and loading areas adjacent to the Demised Premises neat, clean and free from dirt or rubbish at all times, and shall store all trash and garbage in areas specifically designated for trash and garbage, arranging for the regular pick-up of such trash and garbage at Tenant's expense. Tenant shall not operate an incinerator or burn trash or garbage within the Project area.

     Section 7.5 Permits and Licenses. (a) Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises and otherwise comply with all present and future statutes, laws, ordinances, rules and governmental regulations applicable to the occupancy and/or use of the Demised Premises (collectively, the "Laws"). Landlord and
                                                      ------
Tenant acknowledge that additional Laws may hereafter be enacted or go into effect which relate to or affect the Demised Premises or the Project, or which concern the impact on the environment of construction, land use, maintenance and operation of structures, and conduct of business. Subject to the express rights granted to Tenant under the terms of this lease, Tenant will not cause, or permit to be caused, any act or practice, intentionally, by negligence, omission, or otherwise, that would violate any of said Laws. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Project or the Demised Premises pursuant to said Laws or any charges imposed upon customers or other invitees pursuant to same; provided, however, that Landlord agrees to use its good faith best efforts to prosecute such changes in a manner which minimizes the disruption to the Tenant resulting from the prosecution of such changes to the extent reasonably and practically feasible.

      (b) If any future Laws are enacted which require physical changes to all or any part of the Building and/or Demised Premises specifically related to Tenant's use of the Demised Premises or required as a result of or in connection with any repairs and/or alterations of the Demised Premises by Tenant after the Initial Build-Out, then such changes shall be prosecuted by the Landlord. The cost thereof shall be borne by the Tenant, and the Tenant shall reimburse Landlord for the reasonable cost of such physical changes upon demand therefor by Landlord. Landlord shall prosecute any other changes in the Project at its sole cost and expense, which cost and expense will not be passed through to the Tenant.


                                  ARTICLE VIII
                                    REPAIRS
                                    -------

      Section 8.1 Landlord's Responsibility. (a) Landlord shall keep the foundation and the structural members of the bearing walls and roof of the Demised Premises in good repair, shall keep the exterior walls of the Demised Premises in good condition (other than cleaning such walls, as required by Section 8.2 below), and shall maintain the Parking
                           -----------
Spaces (including daily cleaning, if necessary, but excluding, however, the cover on Tenant's Parking Spaces and the lighting with respect to such Parking Spaces) (all of the foregoing being referred to herein as the "Other
                                                               -----
Maintenance"). Landlord shall also maintain and keep in good repair the roof
- -----------
membrane or skin of the Building ("Roof Maintenance"), subject, however to
                                   ----------------
reimbursement pursuant to Section 18.5 below. Landlord, however, shall not be
                          ------------
required to make any repairs occasioned by the act or negligence of Tenant, its agents, employees, subtenants, licensees and concessionaires; and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article XV and Article XVI of this lease. In the event that the
              ----------     -----------
Demised Premises should become in need of repairs required to be made by the Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord; and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after receipt by Landlord of such written notice.

     (b)  Landlord shall perform its responsibilities under Section 3.2.
                                                            -----------

     Section 8.2 Tenant's. Except for repairs and replacements required to be made by Landlord under the provisions of Section 8.1, Article XV and Article
                                         -----------  ----------     -------
XVI, Tenant shall keep the Demised Premises (and adjacent sidewalks and Parking
- ---
Spaces cover and lighting system) in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities herein include the repair and replacement of all lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in, under and above the Demised Premises. Tenant's responsibilities shall also include keeping clean, and in compliance with any applicable graffiti ordinance, the exterior walls of the Demised Premises (including repainting or other treatment when necessary) and keeping clean and in good repair and condition all plate glass, windows, doors, door closure devices and other exterior openings, window and door frames, molding, locks and hardware, special store fronts, signs, placards, decorations or advertising media of any type and interior painting in or on the Demised Premises. If any repairs required to be made by Tenant hereunder are not commenced within twenty days after written notice delivered to Tenant by Landlord (and diligently pursued to completion), Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs except to the extent caused by Landlord's gross negligence or willful misconduct; and Tenant shall pay to Landlord upon demand the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Tenant in the state where the Demised Premises are located (but in no event to exceed one and one-half percent (1.5%) per month) ("Default Rate"),
                                                            --------------
such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in

Section 8.1, Article XV and Article XVI of this lease. Tenant shall not make, or
- -----------  ----------     -----------
permit to be made, any penetration in the roof of the Demised Premises or take any other actions which might invalidate any warranty covering the roof which the Landlord presently has or acquires in the future. In the event that any roof penetration or other action described above is required, Landlord shall perform such roof penetration or action at Tenant's cost within a reasonable time after notice from Tenant; and Tenant shall pay the cost thereof upon demand.


                                   ARTICLE IX
                                  ALTERATIONS
                                  -----------

     9.1 Initial Build-Out of Demised Premises; Plans and Specifications; Construction Coordination and Change Orders. (a) The Landlord has engaged and Tenant will engage the architectural firm of Black & Vernoy Architects (the "Architect") to prepare complete plans and specifications for the layout,
- -----------
improvements and finish of the alterations to be made to the Demised Premises which will bring them from their present state to that desired by the Tenant for its occupancy (the "Initial Build-Out"), including mechanical and electrical
                   -------------------
drawings and decorating plans, showing the location of partitions, reflected ceiling plans including light fixtures, electrical outlets, telephone outlets, sprinklers, doors, wall finishes and floor coverings. The final plans and specifications agreed upon by Landlord and Tenant for the construction of the Demised Premises are referred to hereinafter as the "Final Plans," and are
                                                    ------------------
described on Schedule 9.1(a).
             ------------------

      (b) The cost of the Initial Build-Out will be allocated between the Landlord and Tenant as follows. The Landlord will pay the entire cost of the Shell Improvements (limited, however, to the Budgeted allowances for parking lots and parking lot covers), and will provide the Tenant Improvement Allowance to the Tenant for application to the cost of the construction of the remainder of the Initial Build-Out (the "Tenant Improvements"). The Tenant Improvement
                              ---------------------
Allowance will be paid to or for the account of Tenant in accordance with and subject to the provisions of Section 9.3 hereof. Landlord and Tenant
                             -----------
contemplate that the costs of construction of the Initial Build-Out will be approximately as set forth on Schedule 9.1(b) hereto, as same may be amended
                              ---------------
from time to time by Change Orders (hereinafter defined) (as so amended, the "Budget").
- --------

      (c) Coordination of the construction of the Initial Build-Out will be administered by authorized representatives of the Landlord and Tenant. Communication among Landlord, Tenant, Initial Contractor and Architect shall be limited to such persons. Landlord and Tenant may alter their list of authorized representatives by written notice to the other, so long as the total number of authorized representatives for such party never exceeds four. Notwithstanding the fact that others may be authorized representatives for purposes of construction coordination, no changes to the Final Plans can be made except by written change order signed by the Initial Contractor, Architect, and John Wooley or Jeff Wooley on behalf of the Landlord and the Tenant's authorized representatives. Only change orders which strictly comply with the requirements of this paragraph will be considered "Change Orders", and all others shall be
                                     ---------------
null and void.

      (d) Each Change Order will specify the number of additional days, if any, required in order to complete the Initial Build-Out caused by such Change Order. Delays deemed to be caused by a Change Order will include (x) those incident to the design/product selection decisions contained therein, (y) those incident to negotiation, preparation and execution of such Change Order, and (z) the additional time (if any) required to prosecute the revised Work thereunder. Tenant agrees to pay a delay charge to Landlord for the aggregate number of days so specified as a result of all of the Change Orders ("Tenant Delay Days").
                                                      -------------------
Such charge will be due and payable on the date of Substantial Completion of the Tenant Improvements and will be equal to the Base Rent which would have been payable hereunder had the Rent Commencement Date been Tenant Delay Days earlier; provided, however, that the Landlord hereby waives the right to such compensation for periods of time prior to October 1, 1997.

      (e) Landlord will assign to Tenant for the term of this Lease, only, any warranties nor or hereafter obtained by the Landlord with respect to matters to be required and/or maintained by Tenant hereunder.

     Section 9.2 Landlord's Obligations Regarding Initial Build-Out. Subject to receipt by Landlord of all amounts owing by the Tenant with respect to the Initial Build-Out, Landlord shall be responsible for the following.

      (a) Landlord shall prosecute and complete the Shell Improvements portion of the work called for in the Final Plans in a good and workmanlike manner no less than industry standard and in substantial accordance with the Final Plans therefor, as soon as reasonably possible.

      (b) The Landlord shall pay the entire cost of the Shell Improvements, without contribution from the Tenant except to the extent the actual cost of Parking Lot improvements (including without limitation the covering) exceed the Budgeted allowances therefor. As used herein, the term "Shell Improvements"
                                                        --------------------
means that portion of the initial Build-Out described on Schedule 9.2(b) attached hereto.

     (c) The Landlord shall provide the Tenant Improvement Allowance and will pay architectural and engineering fees up to the maximum amounts reflected in the Budget.

     (d) The Tenant Improvement Allowance will be disbursed on a "draw" basis as construction progresses. The amount of each draw will be determined in accordance with following formula:

Draw = Total Allowance/Total TI Budget * Amount Earned To Date - Allow Prev
Disb;

where "Draw" is the amount of the current draw; "Total Allowance" is the total Tenant Improvement Allowance, "Total TI Budget" is the total Budgeted amount for the Tenant Improvements, including all approved Change Orders to the date of the Draw; "Amount Earned To Date" is the total amount earned by the Contractor for the Tenant Improvements through the Draw, and "Allow Prev Disb" is the amount of the Tenant Improvement Allowance disbursed by the Landlord prior to the requested Draw. Tenant shall submit draw requests to the Landlord on the form used for Landlord's construction lender, certified by the Architect. Upon receipt of such draw requests, Landlord shall promptly pay to or for the account of the Contractor the portion of the Tenant Finish Allowance payable in connection with the requested Draw.

     (e) The time for Landlord to complete its construction obligations under this lease shall be extended due to Force Majeure as well as any delays occasioned by the failure of the Tenant to timely deposit any required funds or provide any required selections provided for in the Final Plans. As used in this Lease, the term "Force Majeure" means strikes, lockouts, labor troubles,
                     ---------------
inability to procure materials, failure of power, riots, insurrection, the act, failure to act or default of the other party, war or any other reason beyond the reasonable control of the party who is seeking additional time for the performance of such act.

     (f) There are no warranties by Landlord except those expressly stated in this Lease.

     Section 9.3 Tenant's Obligations Regarding Initial Build-Out. (a) Tenant shall prosecute and complete the Tenant Improvements portion of the work called for in the Final Plans in a good and workmanlike manner no less than industry standard and in substantial accordance with the Final Plans therefor, as soon as reasonable possible.

     (b) The Tenant agrees to pay the entire costs of (x) the Tenant Improvements, subject only to contribution of the Tenant Improvement Allowance by Landlord, as well as (y) the excess, if any, of the actual cost of the Parking Lot improvements (including without limitation the covering and lighting) over the Budgeted allowances therefor. In addition, Tenant will pay to the Landlord the sum of $177,221.00 contemporaneously with the execution and delivery of the Lease in payment of Tenant's portion of "Demolition" and related property management fees, plus Architect/Engineer fees for "Special" and "Space Plan" and "Extra Space Planing." Tenant will pay all architectural and engineering fees allocated to the Tenant in the Budget, as well as all architectural and engineering fees incurred after the date hereof (regardless of whether greater or less than the Budgeted amounts).

     (c) The time for Tenant to complete its construction obligations under this lease shall be extended due to Force Majeure, as well as any delays occasioned by the failure of the Landlord to timely disburse all or any portion of the Tenant Improvement Allowance.

     (d) Tenant will assign to Landlord all warranties now or hereafter obtained by the Tenant in connection with the Tenant Improvements or any other improvements to the Demised Premises. Such assignment will be effective for periods of time after the termination of this lease.

     Section 9.4 Measurement of Demised Premises, Etc. Upon completion of that portion of the Initial Build-Out which involves changes to the size and shape of the Demised Premises such that the final exterior walls of the Demised Premises are completed, the architect who prepared the Tenant's Plans shall measure and calculate the actual square footage contained within the outside surface of the exterior walls of the Office Space, Storage Space and the Zilker Building. Once such measurements and calculations are complete, such architect shall certify to the Landlord and Tenant the actual area (in square feet) of the Office Space, Storage Space, Zilker Building and Project. Based on such areas, the number of square feet contained in the Office Space, Storage Space and Project will be adjusted and all amounts payable hereunder with respect to the square feet shall be adjusted accordingly. The Landlord and Tenant agree to execute a letter agreement at such time confirming the calculations and their effect on their respective obligations hereunder.

     Section 9.5 Landlord's Consent Required. Except for construction of the Tenant Improvements in accordance with the Final Plans therefor, Tenant shall not make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. The Landlord hereby consents to interior changes which
(i) are not structural in nature, and (ii) in Landlord's reasonable judgment, do not decrease the value of the Building. Further, once approved, Tenant shall not make any alterations without Landlords prior written approval (which approval shall not be unreasonably withheld) to Tenants plans and specifications for any such alterations, additions or improvements, and of the contractor(s) or subcontractor(s) proposed to be used by Tenant to construct such alterations, additions or improvements, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Demised Premises or any other portion of the Project. The submission and approval of Tenants plans and specifications shall be in accordance with the provisions of Exhibit "C" attached hereto and made a part
                                  -----------
hereof. All alterations, additions, improvements and fixtures (other than Tenants unattached readily movable furniture and equipment) which may be made or installed by either party upon the Demised Premises shall remain upon the Demised Premises, shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this lease.

     Section 9.6 Work Letter. Except for construction of the Tenant Improvements in accordance with the Final Plans therefor, the Tenant shall not conduct any construction work within the Demised Premises without the Landlord's prior written consent. All such other construction work consented to by Landlord and conducted by Tenant within the Demised Premises shall be performed in accordance with Exhibit C and in a good and workmanlike manner, in compliance
                   ---------
with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Project. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from such work, except that which is due to the Landlord's gross negligence or willful misconduct.


                                   ARTICLE X
                                    ACCESS
                                    ------

     Section 10.1 Landlord's Right of Entry. Landlord shall have the right to enter upon the Demised Premises at any time (after providing advance notice to Tenant, except in the case of emergencies where no advance notice is required) for the purpose of inspecting the same, or of making repairs to the Demised Premises, or of making repairs, alterations or additions to adjacent premises which do not unduly interfere with Tenant's conduct of its business in the Demised Premises, or of showing the Demised Premises to prospective purchasers, lessees (during the last Lease Year, only) or lenders or of removing nonconforming signs, graphics and other materials under the provisions of Section 11.1 hereof.
                                                     ------------


                                  ARTICLE XI
                               EXTERIOR CHANGES
                               ----------------

     Section 11.1 Tenant's Work. Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld (a) make any changes to the front of the Demised Premises or (b) install any exterior lighting, decorations, paintings, awnings, canopies or the like or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises. All signs, lettering, placards, decorations and advertising media shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. The Landlord consents to all matters reflected in the Final Plans.

     Section 11.2 Tenant's Signage. All signs shall be kept in good condition and in proper operating order at all times. Tenant shall submit to Landlord a design for Tenant's signage for Landlord's approval, which approval shall not be unreasonably withheld. If the design of Tenant's sign is satisfactory to Landlord, Tenant shall thereafter install or cause it to be installed at Tenant's sole cost and expense. Tenant shall immediately remove any signs, window or door lettering, placards, decoration or advertising media of any type which is not in conformity with the above mentioned sign and graphics criteria. In the event such removal is not completed within five (5) days following written demand for such removal by Landlord, Landlord shall have the right to enter upon the Demised Premises at any time and remove all such non conforming signs, window or door lettering, placards, decorations or advertising media.


                                  ARTICLE XII
                                   UTILITIES
                                   ---------

     Section 12.1 Utility Charges. As part of the Initial Build-Out, Landlord shall provide access to public telephone lines and separately metered natural gas (if available), water, wastewater and electricity to the Demised Premises. Tenant shall promptly pay all charges for electricity, water, gas, telephone service, sewage service and other utilities furnished to the Demised Premises on or after the Rent Commencement Date, and as part of the cost of construction for periods of time after Substantial Completion of the Shell Improvements.
Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event

Tenant shall purchase the use of such services as are tendered by Landlord, and shall pay on demand the rates established therefor by Landlord which shall not exceed the rates which would be charged for the same services furnished directly by the local public utility companies. Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Demised Premises to the public utility, if any, furnishing such service.

     Section 12.2 No Liability for Interruption of Service. Landlord shall not be liable for any interruption whatsoever in utility services not furnished by Landlord, nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or in order to make alterations, repairs or improvements. Notwithstanding the foregoing, in the event the Demised Premises are not habitable for five (5) consecutive Business Days because of the failure of the provider of electrical service to the Demised Premises to provide electricity to the Demised Premises, and such failure is not due to an act of Tenant, then there will be an equitable abatement of Base Rent commencing as of the sixth
(6th) consecutive Business Day; provided, however, that such abatement will be limited to the amounts recoverable by Landlord under its insurance policies.


                                 ARTICLE XIII
                                INDEMNIFICATION
                                ---------------

     Section 13.1 Indemnities. (a) Landlord shall not be liable to Tenant or to Tenant's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises caused by the negligence or willful misconduct of Tenant, its employees, subtenants, licensees or concessionaires, or of any other person entering the Project under express or implied invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury.

      (b) Tenant shall not be liable to Landlord or to Landlord's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises caused by the gross negligence or willful misconduct of Landlord, its employees, subtenants, licensees or concessionaires, or arising out of any breach or default by Landlord in the performance of its obligations hereunder; and Landlord hereby agrees to indemnify Tenant and hold Tenant harmless from any loss, expense or claims arising out of such damage or injury

     Section 13.2 Insurance. (a) Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenants use or occupancy of the Demised Premises, or by the condition of the Demised Premises, the limits of such policy or policies to be in an amount not less than $2,000,000 in respect of injuries to or death of any one person, and in an amount not less than $4,000,000 in respect of any one accident or disaster, and in an amount not less than $2,000,000 in respect of property damaged or destroyed, and to be written by insurance companies satisfactory to Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least thirty days prior to the expiration of the respective policy terms. If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance after five (5) days prior notice and opportunity to cure, in which event Tenant shall pay to Landlord on demand hereunder the premium cost thereof plus interest at the maximum non-usurious contractual rate (but in no event to exceed 1.5% per month) from the date of payment until repaid by Tenant.

     (b) Landlord agrees to maintain at all times the types of insurance with limits not less than those specified on Schedule 13.2.
                                        -------------

     (c) Landlord and Tenant both agree to cause the contractor performing those portions of the Initial Build-Out for which they are responsible to carry adequate builder's risk insurance.

     Section 13.3 Waiver of Subrogation. Landlord and Tenant hereby release each other and their respective authorized representatives from any claims for damage to any person or to Demised Premises or the Project that are caused by or result from risks insured under any insurance policies carried by the parties hereto and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waive all rights to recovery by way of subrogation against the other party in connection with any damage covered by any policy.


                                  ARTICLE XIV
                        WAIVER OF LANDLORD'S LIABILITY
                        ------------------------------

     Section 14.1 Waiver by Tenant. Subject to the Landlord's obligations under Section 3.3, Landlord and Landlord's agents and employees shall not be
      -----------
liable to Tenant for any one or more of the following, except to the extent the same are solely and proximately caused by Landlord's gross negligence or willful misconduct: injury to person or damage to property happening on, in or about the Project during the term of the lease from any cause whatsoever, including, without limitation, portions of the Project becoming out of repair or by defect or failure of any structural element of the Project or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains or by gas, water, steam, or electricity escaping or flowing into the Project, nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Project or of any other persons whomsoever. This limitation and release shall survive the termination of this lease.

                                  ARTICLE XV
                        DAMAGE BY FIRE AND OTHER CAUSES
                        -------------------------------

     Section 15.1 Notification of Damage. Tenant shall give immediate written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

     Section 15.2 Damage or Destruction of Demised Premises. (a) In the event that the Demised Premises shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and neither Landlord nor Tenant elects to terminate this lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises. In the event (w) the building in which the Demised Premises are located shall be destroyed or substantially damaged by a casualty not fully covered by Landlord's insurance (and Landlord has carried the insurance required by Section 13.2(b) above) or
                                                    ---------------
(x) during the last 24 months of the Term hereof such building shall be destroyed or rendered untenantable to an extent in excess of thirty percent of the ground floor area by a casualty fully covered by Landlord's insurance, or
(y) the ground lessor exercises its right, if any, to terminate the Nalle Lease due to damage or destruction to the Demised Premises, then Landlord may elect either to terminate this lease or to proceed to rebuild and repair the Demised Premises. Further, if the holder of a mortgage, deed of trust or other lien on the Demised Premises at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require the use of all or part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien and utilizing its good faith best efforts Landlord is unable to obtain an additional loan on terms reasonably satisfactory to the Landlord for an amount of money at least equal to the insurance proceeds so applied, Landlord may terminate this Lease or proceed to rebuild and repair the Demised Premises. Landlord shall give written notice to Tenant of either of such elections within thirty days after the occurrence of such casualty. If it elects to rebuild and repair, then Landlord shall proceed to do so with reasonable diligence and at its sole cost and expense.

      (b) In the event of a casualty, Landlord shall employ an architect or contractor to estimate the amount of time required to rebuild damage due to a casualty covered by Section 15.2 above, and shall notify the Tenant of the
                    ------------
results of such estimate (the "Estimated Reconstruction Time").
                              -------------------------------

           (1)  In the event of a casualty covered by Section 15.2(a) above
                                                      ---------------
     that the Estimated Reconstruction Time is less than or equal to 270 days of commencement of construction and clause (x) of Section 15.2(a) is the only
                                                    ---------------
     basis for termination of this lease by Landlord, then Tenant may elect to continue this lease by written notice to Landlord to that effect actually delivered to Landlord within 14 days of such determination of construction time by the Landlord's architect/contractor, in which case Landlord may not terminate this Lease under Section 15.2(a) above.
                                ---------------

           (2)  In the event of a casualty covered by Section 15.2(a) above
                                                      ---------------
     that the Estimated Reconstruction Time is greater than 270 days of commencement of construction then if no Event of Default by Tenant then exists hereunder Tenant may elect to terminate this Lease by written notice to the Landlord within 14 days of the determination of Estimated Reconstruction Time. In the event of such a termination by Tenant, Tenant shall perform all of its obligations hereunder performable before the date of the casualty (other than repair of property damaged by the casualty), and upon completion thereof Landlord shall return any security deposit then held by Landlord and all rights and responsibilities of the Landlord and Tenant hereunder (other than those pertaining to insurance and the casualty giving rise to the termination right so exercised) shall terminate and be of no further force and effect.

     Section 15.3 Restoration of Demised Premises. Landlord's obligation to rebuild and repair under this Article XV shall in any event be limited to
                              ----------
restoring the Initial Build-Out to substantially the same condition in which the same existed prior to the casualty, exclusive of any alterations, additions, improvements, fixtures, and equipment actually installed by Tenant after Substantial Completion of the Initial Build-Out. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all such alterations, additions, improvements, fixtures, signs and equipment installed by Tenant to substantially the same condition in which the same existed prior to the casualty. To the extent that Landlord has any interest in the proceeds of any insurance carried by Tenant, Landlord consents to the application thereof to discharge of Tenant's obligation made this Section 15.3.
                                                                  ------------

     Section 15.4 Continuation of Operations. During the period from the occurrence of the casualty until Landlord's repairs are completed, there shall be full abatement of Tenant's payment of its Base Rent, Roof Maintenance and its Pro Rata Share of Taxes, Other Maintenance, Insurance and those items set forth in Section 18.5, as provided for herein, to the full extent, but only to the
   ------------
extent, of amounts payable under Landlord's business interruption insurance policies with respect thereto.


                                  ARTICLE XVI
                                EMINENT DOMAIN
                                --------------

     Section 16.1 Significant Taking. If more than 5,000 square feet of the floor area of the Office Space should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, then Tenant can elect to terminate this Lease based on its good faith determination that the Demised Premises remaining cannot be used for its purposes. Such election must be made by writing delivered to the Landlord within ten (10) Business Days following the date physical possession of the condemned portion is taken by the condemning authority. If Tenant does not elect to terminate this Lease, then there shall be an equitable adjustment of Base Rent and Landlord shall make all necessary repairs or alterations to the remaining Demised Premises, as the case may be, required to make the remaining portions of the Demised Premises an architectural whole. If Tenant does not timely elect to terminate this Lease under this
Section 16.1, then Tenant shall be responsible for repair/replacement of any
- ------------
improvements
paid for by it which are adversely affected by the condemnation, so long as the Tenant receives proceeds from the condemnation with respect thereto.

     Section 16.2 Insignificant Taking. If less than 5,000 square feet of the floor area of the Office Space, or any other portion of the Building, should be taken as aforesaid, then this lease shall not terminate. Following such partial taking, there shall be an equitable adjustment of Base Rent and Landlord shall make all necessary repairs or alterations to the remaining Demised Premises, as the case may be, required to make the remaining portions of the Demised Premises an architectural whole. Tenant shall be responsible for repair/replacement of any improvements paid for by it which are adversely affected by the condemnation.

     Section 16.3 Taking of Parking Lot. If any part of the parking lots of the Project should be taken as aforesaid, this lease shall not terminate, except that Tenant may terminate this lease if the parking area of the Project remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Project prior to the taking is less than seventy percent (70%) of the parking area of the Project immediately prior to the taking. Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the Landlord within thirty days after the date physical possession is taken by the condemning authority. In the event all or any part of Tenant's covered, lighted parking area is taken as aforesaid and is replaced with parking in the vicinity, Landlord shall provide (at Landlord's expense and option) comparable improvements to the new area or an equitable adjustment in the monthly rentals therefor under Section 6.2(a) hereof.
               --------------

     Section 16.4 Distribution of Award. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided however, if a separate award for such items is made to Tenant then Landlord shall have no interest in any award made to Tenant for (x) Tenant's moving and relocation expenses, or (y) for the loss of Tenant's fixtures and other tangible personal property; or (z) for Tenant's cash contributions to the cost of the Initial Build-Out. If no separate award is made for items (x), (y) and (z) but such amounts are implicitly included in the total award to Landlord, then upon receipt of the funds therefor from the condemning authority the Landlord shall pay to Tenant the reasonable amount thereof to the extent included in Landlord's award.


                                 ARTICLE XVII
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Section 17.1 Tenant's Assignment. Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises except in strict accordance with the provisions of this Article XVII without the prior written
                                       ------------
consent of Landlord, which consent may be withheld in Landlord's sole, absolute and unfettered discretion (which Tenant hereby expressly acknowledges). Any assignment or subletting in attempted violation of this provision shall be considered null and void ab initio, not merely voidable or a mere breach of this lease by the Tenant. Tenant may assign or in any manner transfer this lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises so long as (x) the proposed use is a Permitted Use and (y) the Tenant and its transferee fully comply with the provisions of Section 17.2
                                                              ------------
below, and (z) the Tenant and proposed transferee execute such further documents and assurances as the Landlord may reasonably require in connection therewith.

     Section 17.2 Continuing Liability. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the charges herein specified and for compliance with all of its other obligations under this lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Landlord's approval has been obtained for such future assignments and sublettings.) Moreover, in the event that the rental and other sums due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration (net of Tenant's reasonable expenses of subletting such as commissions, alterations, attorneys' fees and expenses) within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in any event of assignment or subletting it is understood and agreed that all rental paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind.

     Section 17.3 No Mortgage. Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the Demised Premises.

     Section 17.4 Landlord's Assignment. In the event of the transfer and assignment by Landlord of its interest in this lease and in the building containing the Demised Premises to a person expressly assuming Landlord's obligations under this lease, Landlord shall thereby be released from any further obligations hereunder (other than those arising prior to the date of assignment), and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder shall be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.


                                 ARTICLE XVIII
                         TAXES AND INSURANCE PREMIUMS
                         ----------------------------

     Section 18.1 Taxes. Beginning upon the Rent Commencement Date, Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     Section 18.2  Tenant's Tax Payments.  Except as provided in Sections 18.1
                                                                 -------------
and 18.3, Landlord shall pay or cause to be paid all general real estate taxes
    ----
and assessments and/or governmental charges of any form or nature (hereinafter collectively referred to as the "General Taxes") levied against the Project for
                                ---------------
each real estate tax year. Beginning upon the Rent Commencement Date, Tenant shall pay to Landlord in monthly installments, on the first day of each month during the term of the lease, an amount equal to one-twelfth (l/12th) of the Tenant's Pro Rata Share of the General Taxes on the Project, as estimated by Landlord in good faith from time to time. As soon as practicable after the close of each calendar year during the lease term, Landlord shall furnish a statement in writing to Tenant specifying the actual amount due by Tenant in respect of General Taxes. In the event the total of the monthly payments theretofore made by Tenant under this Section 18.2 for such year exceeds the
                                      ------------
actual amount due, then the excess shall be refunded to Tenant within twenty
(20) days after the amount thereof is finally ascertained. In the event the total of the monthly payments theretofore made by Tenant under this Section 18.2
                                                                    ------------
for such year is less than the actual amount due, any such deficiency shall be due and payable by Tenant to Landlord within twenty (20) days after Tenant's
receipt of such statement.    During any year which shall be less than a full
tax year, Tenant's obligations hereunder with respect to General Taxes shall be prorated on a daily basis between the parties to the end that Tenant shall only pay for taxes attributable to the portion of the tax year occurring within the lease term.

     Section 18.3 Other Taxes. Beginning upon the Pre-Occupancy Rent Commencement Date, if at any time during the term of this lease a tax or excise on rents or charges, or other tax however described (except any franchise, estate, inheritance, capital stock, income or excess profits tax imposed upon Landlord) is levied or assessed against Landlord by any lawful taxing authority on account of Landlord's interest in this lease or the rents or other charges reserved hereunder as a substitute in whole or in part, or in addition to the General Taxes described in Section 18.2 above ("Other Taxes", and together with
                           ------------        -------------
the General Taxes, the "Taxes"), Tenant agrees to pay to the Landlord upon
                       -------
demand, and in addition to the charges prescribed in this lease, the Tenant's Pro Rata Share of the full amount of such Other Taxes. In the event any such tax or excise is levied or assessed directly against Tenant then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

     Section 18.4 Tenant's Insurance Payments. For purposes of this lease, the term "Insurance Premiums" shall mean and include the premiums and other charges
     --------------------
for all insurance policies maintained by Landlord, from time to time, for or with respect to the Project, or any part thereof, or any land, buildings or other improvements therein, including, without limitation, fire and extended coverage, public liability, property damage, boiler, rental loss and other commercially reasonable insurance in form and amount deemed necessary by Landlord. Beginning upon the Pre-Occupancy Rent Commencement Date, Tenant shall pay to Landlord in monthly installments, on the first day of each month during the term of the lease, an amount equal to one-twelfth (1/12th) of Tenant's Pro Rata Share of the Insurance Premium, as estimated by Landlord in good faith from time to time. As soon as practicable after the close of each calendar year during the term hereof, Landlord shall furnish a statement in writing to Tenant specifying the actual amount due by Tenant in respect of such Insurance Premiums. In the event the total of the monthly payments theretofore made by Tenant under this Section 18.4 for such year exceeds the actual amount
                          ------------
due, then the excess shall be refunded to Tenant within twenty (20) days after the amount thereof is finally ascertained. In the event the total of the monthly payments theretofore made by Tenant under this Section 18.4 for such year is
                                               ------------
less than the actual amount due, any such deficiency shall be due and payable by Tenant to Landlord within twenty (20) days after Tenant's receipt of such statement. For purposes hereof, premiums paid for insurance policies having policy years which do not coincide with calendar years shall be prorated on a per diem basis for each calendar year affected, and total premiums for policies issued for more than one year shall be prorated equally over the number of years of the term of such policies, regardless of differences in premium amounts actually paid during any particular year or years of such term. During any part of the lease term which shall be less than a full policy year, Tenant's obligations with respect to Insurance Premiums shall be prorated on a daily basis between the parties to the end that Tenant shall only pay for Tenant's Pro Rata Share of Insurance Premiums attributable to the portion of the policy year occurring within the lease term.

     Section 18.5 Roof and Parking Lot Costs. (a) Landlord shall perform the Roof Maintenance and Other Maintenance. Beginning upon the Pre-Occupancy Rent Commencement Date, Tenant shall pay to Landlord all such Roof Maintenance and Tenant's Pro Rata Share of such Other Maintenance costs, as may be incurred by Landlord from time to time during the term of the lease. Tenant shall pay Landlord any such amounts within thirty (30) days from the date Tenant receives an invoice from Landlord covering any such repairs or maintenance.

      (b) Tenant shall pay for the lighting of the Parking Spaces (including without limitation electricity thereof and maintenance of all components of such lighting system). The lighting system for the Parking Spaces will be within Tenant's control.

     Section 18.6 Late Payments. In the event any charge described herein is not received within ten (10) days after the date due for any reason whatsoever, it is agreed that the amounts then due and outstanding shall bear interest from the date due until paid at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant in Texas (but in no event to exceed 1.5% per month). Amounts payable under this Section 18.7 shall
                                                             ------------
be considered part of the Rent payable hereunder.


                                  ARTICLE XIX
                                    DEFAULT
                                    -------

     Section 19.1 Events of Default. The following events shall be deemed to be "Events of Default" by Tenant under this lease:
   -------------------

     (a) Tenant shall fail to pay any obligation hereunder involving the payment of money.

     (b) Tenant shall fail to comply with any term, provision or covenant of this lease, other than as described in subsection (a) above.

     (c) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises.

     (d)  The Tenant shall:

          (1)  Voluntarily suspend transaction of business; or

          (2) Become insolvent or unable to pay its or their debts as they mature; or

          (3) File a voluntary petition in bankruptcy or a voluntary petition seeking reorganization or to effect a plan or other arrangement with creditors; or

          (4)  Make an assignment for the benefit of creditors; or

          (5) Apply for or consent to the appointment of any receiver or trustee for any such party or of all or any substantial portion of the property of any such party; or

          (6) Make an assignment to an agent authorized to liquidate any substantial part of its or their assets.

      (e) In respect of the Tenant:

          (1) An involuntary petition shall be filed with any court or other authority seeking reorganization or a creditor's arrangement of any such party or the adjudication of any such party as bankrupt or insolvent; or

          (2) An order of any court or other authority shall be entered appointing any receiver or trustee for any such party or for all or any substantial portion of the property of any such party; or

          (3) A writ or warrant of attachment or any similar petition shall be issued by any court or other authority against all or any substantial portion of the property of any such party,

     and such petition seeking reorganization, a creditor's arrangement or adjudication or such order appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment or similar process is not vacated, released or bonded within thirty (30) days after its entry or levy.

     Section 19.2 Remedies (a) Subject to the provisions of subsection (f) below, the Landlord agrees that with respect to Events of Default under clauses
(a), (b) and (c) of Section 19.1, it will not exercise any of its remedies
                    ------------
hereunder, at law or in equity, until the expiration of the applicable periods of grace and/or notice and opportunity to cure set forth in this Section
                                                                 -------
19.2(a).  With respect to Events of Default under clause (a) of Section 19.1,
                                                                ------------
the Landlord will provide the Tenant with notice thereof and five (5) Business Days opportunity to cure. With respect to Events of Default under clause (b) of
Section 19.1, the Landlord will provide the Tenant with notice thereof and a
- ------------
cure period of twenty (20) calendar days and so long thereafter as the Tenant diligently pursues such cure to completion; provided, however, that the cure period shall in no event extend beyond forty-five (45) calendar days. Finally, with respect to Events of Default under clause (c) of Section 19.1, the Landlord
                                                      ------------
will provide the Tenant with notice thereof and twenty (20) days in which to cure said default, which cure may include compliance with the deposit/escrow procedures set forth for such circumstances in the Nalle Lease.

      (b) Upon the occurrence of an Event of Default and the expiration of any applicable periods of grace and/or notice and cure, and at any time thereafter, Landlord may, without further notice to Tenant, and in addition to and not in lieu of any other rights or remedies available to Landlord at law or in equity, exercise any one or more of the following rights:

          (1) Landlord may (A) terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and (B) reenter the Demised Premises, by summary proceedings or otherwise, remove Tenant and all other persons and property from the Demised Premises and store such property in a public warehouse or elsewhere at the sole cost and expense of and for the account of Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby.

          (2) Landlord may reenter and take possession of the Demised Premises, without terminating this Lease and without relieving Tenant of its obligations under this Lease, and divide or subdivide the Demised Premises in any manner Landlord may desire and lease or let the Demised Premises or portions thereof, alone or together with other premises, for such term or terms (which may be greater or less than the balance of the remaining portion of the Term of this Lease) and on such terms and conditions (which may include concessions or free rent and alterations of the Demised Premises) as Landlord, in its discretion, may determine.

          (3) Landlord is entitled and hereby authorized, without any notice to Tenant, to enter upon the Demised Premises by use of a duplicate key, a master key, a locksmith's entry procedures or any other means not involving personal confrontation, and to alter or change the door locks on all entry doors of the Demised Premises, thereby permanently excluding Tenant. In such event Landlord shall not be obligated to provide the new key (if any) to Tenant until and unless all defaults in payment of Rent have been fully cured.

     (c) If Landlord reenters and takes possession of the Demised Premises pursuant to Section 19.2(b), Tenant nevertheless shall remain liable for any
                   --------
Base Rent and all other Rent required to be paid hereunder and damages that may be due or sustained prior to such termination, and for all reasonable costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder, including reasonable attorneys', brokers' and other professional fees (all such rents, damages, costs, fees and expenses being referred to herein collectively as "Termination Damages") plus additional damages (the "Liquidated Damages")
   ---------------------                               --------------------
which are hereby stipulated to be equal to the present value of Base Rental, Roof Maintenance, Tenant's Pro Rata Share of Other Maintenance, Taxes, and Insurance Premiums and other charges required to be paid hereunder that, but for termination of this Lease, would have become due during the remainder of the Term, plus the unamortized portion of Initial Build-Out (to the extent paid for by the Landlord) and the unamortized portion of leasing commissions, less the fair market rental rate for the remainder of the Term of this Lease (including the fair market rental rate for "pass-throughs" such as Roof Maintenance, Taxes, Insurance Premiums, Other Maintenance and other charges) discounted at the rate of Six and 59/100 percent per annum (6.59%) (the "Discount Rate"). Termination
                                                 ---------------
Damages and Liquidated Damages shall be due and payable immediately upon demand by Landlord following any termination of this Lease pursuant to this Section
                                                                     -------
19.2.  If the Landlord relets some, but less than all of the Demised Premises,
- ----
then (x) this clause (c) shall apply to the entire Demised Premises to the extent and for the periods of time not relet, and shall continue to apply to the portions not relet for so long as said condition continues, and (y) clause (d) below shall apply to the portions relet for the times relet; provided, however, that once established the amount of Termination Damages and Liquidated Damages shall not change as a result of any future reletting of all or any portion of the Demised Premises or as a result of the inability or failure of the Landlord to collect rent on any reletting.

     (d) If Landlord reenters and takes possession of the Demised Premises pursuant to this Section 19.2, without terminating this Lease, and relets the
                 ------------
Demised Premises or any part thereof (which Landlord shall have no obligation to do), the net rentals from such letting shall be applied first to the reasonable costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder, including attorneys', brokers' and other professional fees, in renting the Demised Premises or part thereof to others from time to time (including the cost and expense of making such improvements to the Demised Premises as may be necessary, in Landlord's reasonable discretion, to enable Landlord to relet same). The net present value of the balance, if any, discounted at the Discount Rate, shall be applied by Landlord to reduce the Liquidated Damages. Landlord shall not be liable for, nor shall Tenant's obligations be diminished by reason of, any failure by Landlord to relet the Demised Premises or any failure of Landlord to collect any rent due upon such reletting, so long as Landlord uses reasonable efforts to so relet the Demised Premises and collect any rentals due upon such reletting. It is understood and agreed that once the Liquidated Damages have been quantified and a demand therefor has been made by Landlord, the subsequent reletting of all or any portion of the Demised Premises or the inability or failure of the Landlord to collect rent on any reletting shall not affect the amount of the Liquidated Damages or Termination Damages.

     (e) Upon the termination of this Lease or of Tenant's right to possession of the Demised Premises by lapse of time or earlier termination as herein provided, Tenant shall remove its property from the Demised Premises. Any such property of Tenant not removed from the Demised Premises by Tenant within thirty
(30) days after the end of the term or of Tenant's right to possession of the Demised Premises, however terminated, whichever occurs earlier, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.

     (f) Notwithstanding anything contained herein, if Landlord shall have given written notice of three (3) defaults in any twelve (12) month period, no further prior notice by Landlord shall be required for Landlord to declare this Lease to be in default.

     (g) If Tenant at any time fails to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. Tenant shall pay upon demand all of Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiations or transactions in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, which amount shall be deemed to be rent due and payable by Tenant, upon demand by Landlord, and Landlord shall have the same rights and remedies for the nonpayment thereof, as in the case of default in the payment of rent.

     (h) All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Lease.

     Section 19.3  Waiver of Default or Remedy.   (a)  No waiver of any covenant
or condition or of the breach of any covenant or condition of this Lease by Tenant shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of rent by Landlord at any time when Tenant is in default under any covenant or condition hereof be construed as a waiver of such default or of Landlord's right to terminate this Lease on account of such default, nor shall any waiver or indulgence granted by Landlord to Tenant be taken as an estoppel against Landlord, it being expressly understood that if at any time Tenant shall be in default in any of its covenants or conditions hereunder an acceptance by Landlord of rental during the continuance of such default or the failure on the part of Landlord promptly to avail itself of such rights or remedies as Landlord may have, shall not be construed as a waiver of such default, but Landlord may at any time thereafter, if such default continues, terminate this Lease or assert any other rights or remedies available to it on account of such default in the manner hereinbefore provided.

      (b) No waiver of any covenant or condition or of the breach of any covenant or condition of this Lease by Landlord shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall any waiver or indulgence granted by Tenant to Landlord be taken as an estoppel against Tenant, it being expressly understood that if at any time Landlord shall be in default in any of its covenants or conditions hereunder the failure on the part of Tenant promptly to avail itself of such rights or remedies as Tenant may have, shall not be construed as a waiver of such default, but Tenant may at any time thereafter, if such default continues, assert any rights or remedies available to it on account of such default in the manner herein provided.

     Section 19.4 Automatic Stay, Etc. In the event Tenant becomes the subject of any insolvency, bankruptcy, or receivership, dissolution, reorganization or similar proceeding, voluntary or involuntary, pursuant to any present or future federal or state law or act, Landlord is entitled to the automatic and absolute lifting of any Automatic Stay, prohibition or restraint as to the enforcement of its remedies under this lease and any other agreement executed in connection herewith, including specifically, the Automatic Stay imposed by Section 362 of Title 11 of the United States Code. Tenant hereby consents to the immediate lifting of any such Automatic Stay, and will not contest any motion of Landlord seeking to lift such stay.

     Section 19.5 Landlord Default and Tenant Remedies. Should there be any default or breach of this Lease on the part of Landlord, Tenant shall give Landlord notice thereof, and should Landlord fail to commence the correction of the breach or default within twenty (20) days after the notice (or immediately in the event of an emergency) and diligently prosecute same to completion as soon as reasonably possible and in any event within forty-five (45) days of such notice, Tenant may remedy the breach or default and deduct the reasonable cost, including interest at the Default Rate, from rentals due or to become due Landlord, or pursue any other legal or equitable remedy for which it is entitled. If Tenant uses its right to make emergency repairs, it will only make such repairs as are required in order to cause the condition to no longer constitute an emergency. If Tenant has not been reimbursed for its reasonable cost in remedying Landlord's breach or default at the expiration of the term of this Lease, or if Landlord is indebted to Tenant because of a breach or default of this Lease at the expiration of the term, Tenant may, at its option, extend this Lease on the same terms and conditions then in effect until the costs and indebtedness are fully paid by application of all rental thereto.


                                  ARTICLE XX
                                LANDLORDS LIEN
                                --------------

     Section 20.1  Landlord's Lien.  [Intentionally Omitted]

                                  ARTICLE XXI
                                 HOLDING OVER
                                 ------------

     Section 21.1 Holding Over by Tenant. In the event Tenant remains in possession of the Demised Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying said Demised Premises as a tenant at will at a monthly rental equal to the greater of
(i) 125% of the monthly Base Rent payable hereunder prior to the expiration of the most recent term of this lease and (ii) then market rent for comparable space, and otherwise subject to all the conditions, provisions, and obligations of this lease insofar as the same are applicable to a tenancy at will.


                                 ARTICLE XXII
             EXISTING MORTGAGES; NONDISTURBANCE FROM GROUND LESSOR
             -----------------------------------------------------

     Section 22.1 Present or Future Mortgage; Subordination. Tenant accepts this lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Demised Premises or the Project as a whole, and to any renewals and extensions thereof. Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this lease; provided, however, unless otherwise agreed in writing signed by Tenant and a mortgagee, notwithstanding that this lease may be (or made to be) superior to such mortgage, deed of trust or other lien, the provisions of such mortgage, deed of trust or other lien relative to the rights of the mortgagee with respect to proceeds arising from an eminent domain taking (including voluntary conveyance by Landlord) and/or arising from insurance payable by reason of damage to or destruction of the Demised Premises shall be prior and superior to any contrary provisions contained in this instrument with respect to the payment or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Project as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request; provided, however, that in order for such subordination to be effective, Landlord shall obtain from any such mortgagee a written agreement that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to recognize and perform all of the covenants and conditions of this lease.

     Section 22.2 Notice of Default to Mortgagee. At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Landlord's interest in the Demised Premises has given Tenant written notice of its interest in this lease, Tenant may not exercise any remedies for default by Landlord hereunder (other than emergency rights under Section 19.5 hereof) unless and
                                             --------
until the holder of the indebtedness secured by such mortgage, deed of trust or other lien shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

     Section 22.3 Nondisturbance from Nalle. Landlord agrees to use good faith efforts to obtain an agreement from the lessor under the Nalle Lease (the "Ground Lessor")
                                                               ---------------
either (i) in the form previously drafted by counsel to the Tenant, or (ii) providing that should the Nalle Lease terminate prior to the termination of this lease, the Ground Lessor agrees that the lease shall remain in full force and effect, Tenant shall remain undisturbed in its occupancy of the Demised Premises, the Ground Lessor shall assume the role of Landlord hereunder, and Tenant shall attorn to the Ground Lessor.


                                 ARTICLE XXIII
                                HAZARDOUS WASTE
                                ---------------

     Section 23.1 Definitions. The following terms are used with the meanings provided below.

      (a)  "Environmental Laws" means all federal, state and local laws,
           --------------------
statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, relating to protection of public health and welfare and the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (32 U.S.C. Sec. 9601 et seq.) the Hazardous Material Transportation Act, as amended (49 U.S.C. Sec. 1801 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. Sec. 300f et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Sec. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sec. 6901 et seq.); the Toxic Substance Control Act, as amended (15 U.S.C. Sec. 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. Sec. 740 et seq.); the Clean Water Act, as amended (33 U.S.C. Sec. 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. Sec. 651 et seq.), and any and all regulations promulgated thereunder, and all analogous Texas and local counterparts or equivalents.

      (b)  The term "Hazardous Substances", as used in this lease, shall mean
                    ----------------------
pollutants, contaminants, toxic or hazardous wastes, radioactive materials or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any Environmental Law.

     Section 23.2 Agreements Relating to Hazardous Substances. Tenant hereby agrees that: (i) no activity will be conducted on the Demised Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted
                                                         ----------
Activities"), provided said Permitted Activities are conducted in accordance
- -----------
with all Environmental Laws and have been approved in advance in writing by Landlord and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (ii) the Demised Premises will not be used in any manner for the storage of any Hazardous Substances, except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted
                                                          ----------
Materials"), provided such Permitted Materials are properly stored in a manner
- ----------
and location meeting all Environmental Laws and have been approved in advance in writing by Landlord, and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Demised Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not cause any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; and (vi) Tenant will not permit any Hazardous Substances to be brought onto the Demised Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required clean-up procedures shall be diligently undertaken by Tenant at its sole cost pursuant to all Environmental Laws. Landlord and Landlord's representatives shall have the right but not the obligation upon prior notice to Tenant (except in the case of emergency, where no prior notice is required) to enter the Demised Premises for the purposes of inspecting the storage, use and disposal of any Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that any Permitted Materials are being improperly stored, used or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord. Should Tenant fail to take such corrective action within twenty-four (24) hours, Landlord shall have the right to perform such work and Tenant shall reimburse Landlord, on demand, for any and all costs associated with said work. If at any time during or after the term of this lease, the Demised Premises is found to be contaminated with Hazardous Substances, Tenant shall diligently institute proper and thorough cleanup procedures, at Tenant's sole cost. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, penalties and obligations of any nature arising from or as a result of any contamination of the Demised Premises with Hazardous Substances caused by Tenant, or otherwise arising from the use of the Demised Premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this lease.

     Section 23.3 Environmental Condition of the Demised Premises. Landlord has not undertaken any environmental assessment of the Demised Premises. Landlord has made available to Tenant the following reports from borings on adjoining properties on the same block: Geotechnical Investigation (Phase I), Wolf Tower, Austin, Texas, dated December 1985, and prepared by Trinity Engineering Testing Corporation for Hart-Reed, Inc., Austin, Texas, and American Design Group, Austin, Texas and Espey-Houston/SME, Inc., Austin, Texas (the "Report"). Landlord has also made available to Tenant a copy of the January 25,
- --------
1995 letter from The Texas Natural Resource Conservation Commission to Jeff Civins (the "Letter"). Tenant acknowledges that Landlord has made no
            --------
representations or warranties, express or implied, as to (i) the accuracy of the Report including any of the date or conclusions described therein; (ii) the effect of the findings of the Report on the Subsurface condition of the Project; or (iii) the effect of the Letter. Tenant further acknowledges that Landlord has made the Report and the Letter available to Tenant for informational purposes only to disclose to Tenant its existence. Any reliance on the Report or the Letter by Tenant, including any of the data or conclusions described therein, is done so at Tenant's sole risk. If cleanup of any pre-existing environmental condition on the Project causes the Project not to be reasonably suitable for business operation by Tenant, then this lease shall terminate sixty (60) days after either party gives written notice to the other.

                                 ARTICLE XXIV
                            [INTENTIONALLY DELETED]


                                  ARTICLE XXV
                                    NOTICES
                                    -------

     Section 25.1 Written Notice. Wherever any notice is required or permitted hereunder such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addressee or, if earlier and regardless of whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified Mail, Return Receipt Requested, addressed to the parties hereto at the respective addresses set out in Section 1.1 above (or at
                                                      -----------
Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written notice.

     Section 25.2 Definition of Landlord and Tenant. If and when included within the term Landlord as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address for the receipt of notices and payments to the Landlord; if and when included within the term Tenant as used in this instrument there are more than one person, firm, or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included within the terms Landlord and Tenant, respectively, shall be bound by notices and payments given in accordance with the provisions of this Article to the same effect as if each had received such notice or payment.


                                 ARTICLE XXVI
                                  REGULATIONS
                                  -----------

     Section 26.1 Obligation to Comply with Regulations. [Intentionally Omitted--See Section 7.5.]
             -----------


                                 ARTICLE XXVII
                                 MISCELLANEOUS
                                 -------------

     Section 27.1 Commission. Landlord and Tenant agree to indemnify and hold the each other harmless from any real estate commissions, brokers fees or finders fees claimed through the indemnifying party.

     Section 27.2 No Partnership. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     Section 27.3 Limitation of Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Demised Premises, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder, which do not involve the personal liability of Landlord.

     Section 27.4 Withholding of Consent. Except as may be otherwise herein provided, in all circumstances under this lease where prior consent or permission of one party ("first party"), whether it be Landlord or Tenant, is
                         -------------
required before the other party ("second party") is authorized to take any
                                 --------------
particular type of action, the matter of whether to grant such consent or permission shall be within the reasonable judgment and discretion of the first party, and it shall not constitute any nature of breach by the first party hereunder or any defense to the performance of any covenant, duty or obligation of the second party hereunder that the first party delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was, in the opinion of the second party, prudent or reasonable or based on good cause.

     Section 27.5 Waivers. One or more waivers of any covenant, term or condition of this lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

     Section 27.6 Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, neither Landlord nor Tenant shall be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant as the case may be.

     Section 27.7 Estoppel Certificates. Each party, within ten (10) days after notice from the other party, shall execute and deliver to the other party, in recordable form, a certificate stating that this lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificates shall state whether or not, to the best of knowledge of the signer of such certificates, the other party is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specify each such default of which the signer may have knowledge. Failure to deliver the certificate within such ten (10) day period shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor to the party requesting the certificate, that this lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate.

     Section 27.8 Applicable Law. The laws of the State of Texas shall govern the interpretation, validity, performance and enforcement of this lease. If any provision of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby. Venue for any action under this lease shall be in Travis County, Texas.

     Section 27.9 Captions. The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

     Section 27.10 Gender; Number. Whenever herein the singular number is used, the same shall include the plural and words of any gender shall include each other gender.

     Section 27.11 Binding Nature. The terms, provisions, and covenants contained in this lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

     Section 27.12 Merger; Amendment. This lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought. Landlord and Tenant hereby acknowledge that they are not relying on any representation or promise of the other, except as may be expressly set forth in this lease.

     Section 27.13 Exhibits. This lease consists of twenty-seven articles, attached Exhibits A through F and Schedules 9.1(a), 9.2(b) and 13.2 (any space left blank in an Exhibit or Schedule will be deemed to have completed with the word none). With the exception of Article VI, in the event any provisions of an
                                   ----------
exhibit or other attached page shall be inconsistent with a provision in the body of the lease, the provision as set forth in the exhibit shall be deemed to control. All of the Exhibits and Schedules referred to and to be attached to this Lease are hereby incorporated into this Lease by this reference for all purposes.

     Section 27.14 Construction Interference. Tenant hereby acknowledges that, in addition to the construction of its leasehold improvements, another tenant or tenants in the Project will be constructing leasehold improvements to the Zilker Building during the term of the lease and that such leasehold improvements may include an elevator. Tenant and Landlord (on behalf of any such tenants) agree that all such construction shall be performed in a manner that minimizes to the greatest extent reasonably possible any interference with the other party's business operations although Tenant and Landlord (on behalf of any tenants in the Zilker

Building) each acknowledge that construction, by its very nature, is disruptive and interferes with normal operations including, without limitation, excess noise, dust or traffic stoppage, slowdown or re-routing.

     EXECUTED to be effective as of, but not necessarily on, the date first hereinabove stated.

LANDLORD:

THIRD & COLORADO 19, L.L.C.


By:__________________________________
John C. Wooley, President and Manager

TENANT:

SCHLOTZSKY'S, INC.
a Texas corporation


By:_______________________________________
Charles E. Harvey, Chief Financial Officer

Exhibits                                  Schedules
- --------                                  ---------
A - Field Notes for the Project          9(a)          Final Plans
B - Map of the Project                   9(b)          Initial Budget
C - Work Letter                          9.2(b)        Shell Improvements
D - Tenant Parking                       13.2          Landlord's Insurance
E - Additional Parking Lot Provisions
F - New Section 17.2(b)

                      EXHIBIT F (To The Lease Agreement)
                      ----------------------------------

                             New Section 17.2 (b)
                             --------------------

     Section 17.2 of the Lease is hereby amended by making the current body thereof subsection (a) and adding the following subsection (b) immediately thereafter.

     (b) This Section 17.2 (b) applies only to complete assignments of this
              ----------------
Lease by Tenant or subleases of the entire Demised Premises (each a "Qualifying
                                                                    -----------
Transfer").  Tenant shall be relieved of personal liability for performance of
- ---------
its obligations hereunder in the event of a Qualifying Transfer where the following conditions precedent are satisfied:

           (1) Receipt by the Landlord from the Tenant and/or such assignee/subtenant of base rent equal to the Release Price (hereinafter defined). The "Release Price" is an amount equal to the undiscounted Base Rent payable hereunder for the remainder of the term of this Lease, measured at the time of payment of the last installment to be applied thereto. Payments which will be credited to the Release Price include only the following: (A) lump sum payments by the Tenant and/or its assignee/subtenant which are specifically designated as Release Price payments and which are not applied to Base Rent hereunder; and (B) amounts paid under the terms of the applicable document evidencing the Qualifying Transfer which exceed the Base Rent and all other amounts payable hereunder with respect to such periods of time.

           (2) No Event of Default or Potential Default (hereinafter defined) may exist under this Lease at the time of such release. The term "Potential Default" means any event or condition which, but for the giving of notice or passage of time, or both, would constitute an Event of Default;

           (3) Landlord shall have obtained the written consent of all of its lenders with respect to the Project; which consent Landlord covenants to use its good faith best efforts to obtain if the other conditions precedent to such release have been met;

           (4) In the event the Qualifying Transfer is a sublease, then the term of the Lease will be reduced to coincide with the expiration of the primary term of said sublease;

           (5) The Tenant shall pay all of the Landlord's fee and expenses in connection with such release (including but not limited to reasonable attorneys' fees and expenses); and

           (6) The Tenant and its subtenant/assignee shall execute such further documents and assurances as the Landlord may reasonably require in connection with such transaction.

                               [End of Exhibit F]